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                       THE ST. LAWRENCE SEAWAY CORPORATION
                        320 N. Meridian Street, Suite 818
                           Indianapolis, Indiana 46204


                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held November 12, 1998

                   -------------------------------------------


To the Shareholders of
The St. Lawrence Seaway Corporation


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The St. Lawrence Seaway Corporation (the "Corporation") will be held Thursday, November 12, 1998 at 10:00 o'clock a.m. (Indianapolis Time) at the Indianapolis Athletic Club, 350 North Meridian Street, Indianapolis, Indiana for the following purposes:

         1.       To elect four directors.

         2. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on October 2, 1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

         Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly so your vote can be recorded.

                                       By Order of the Board of Directors,


                                       /s/ JACK C. BROWN
                                       --------------------------------------
                                       JACK C. BROWN,
                                       Secretary

Dated:  October 1, 1998

--------------------------------------------------------------------------------

                       THE ST. LAWRENCE SEAWAY CORPORATION
                              INDIANAPOLIS, INDIANA

                       ----------------------------------
                                 PROXY STATEMENT
                       ----------------------------------


                               GENERAL INFORMATION

USE OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The St. Lawrence Seaway Corporation (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, November 12, 1998, in accordance with the foregoing notice. The Proxy Statement and accompanying proxy card are being mailed to the Shareholders on or about October 8, 1998.

         The mailing address of the Corporation is 320 N. Meridian Street, Suite 818, Indianapolis, Indiana 46204.

         Each of the persons named as proxies in the accompanying proxy card was selected by the Board of Directors and is a director of the Corporation. Any proxy may be revoked by the person giving it at any time before it is exercised by delivering to the Secretary of the Corporation either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. Shares represented by a proxy, properly executed and returned to management, and not revoked, will be voted at the annual meeting.

         Shares will be voted in accordance with the direction of the Shareholders as specified on the proxy. In the absence of directions, the proxy will be voted "FOR" the election of the nominees set forth below (or, in the event that any of them shall not be available for election by reason of death or other unexpected occurrence, such other substitute nominee as the Board of Directors may propose). Any other matters that may properly come before the meeting will be acted upon by the persons named in the accompanying proxy in accordance with their discretion.

RECORD DATE AND VOTING SECURITIES

         The Board of Directors has fixed the close of business on October 2, 1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the annual meeting and any adjournment or adjournments thereof. As of September 30, 1998 the Corporation had 393,735 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote in person or by proxy on each proposal submitted at the meeting. Under the Indiana Business Corporation Law, directors are elected by a plurality of the votes cast by shares entitled to vote in the election at a meeting at which a quorum is present.

PRINCIPAL HOLDERS OF COMMON STOCK

         The following table contains information concerning persons, who, to the knowledge of the Corporation, beneficially owned on September 30, 1998 more than 5% of the outstanding shares of Common Stock of the Corporation:


         NAME AND ADDRESS OF                            AMOUNT AND NATURE OF                  PERCENT
         BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP                 OF CLASS
         ----------------                               --------------------                 --------
         The Windward Group, L.L.C.                          150,000(1)                        30.3%
         100 Jericho Quadrangle
         Suite 212
         Jericho, NY 11753

         -----------------------------------------------------------------------

(1) Includes 100,000 shares of Common Stock subject to a currently exercisable common stock purchase warrant expiring on September 21, 2002 and exercisable at $3.00 per share (the "Stock Warrant"). Such Stock Warrant was issued pursuant to an Agreement dated September 24, 1986 (the "Warrant Agreement"). At a meeting held on September 8, 1997, the Board of Directors of the Company amended the Stock Warrant and Warrant Agreement to change the termination and expiration dates thereof from September 21, 1997 to September 21, 2002.

         The Board of Directors currently consists of four members whose terms will expire at the next annual meeting of Shareholders or when their successors are duly elected and qualified. Directors will be elected by a plurality of the votes cast at the annual meeting.

         Set forth in the following table are the names and ages of all nominees to the board of directors, all positions and offices with the Corporation held by such persons, the period during which they have served as members of the board of directors, their business experience, and other directorships held by them in public companies.

                                                              BUSINESS EXPERIENCE
DIRECTORS/POSITION                           DIRECTOR         DURING LAST FIVE YEARS;
IN CORPORATION                 AGE             SINCE          OTHER DIRECTORSHIPS
------------------             ---           --------         -----------------------
Jack C. Brown                  79              1959           Attorney at Law
Secretary                                                     Indianapolis, Indiana since 1945


                                                              BUSINESS EXPERIENCE
DIRECTORS/POSITION                           DIRECTOR         DURING LAST FIVE YEARS;
IN CORPORATION                 AGE             SINCE          OTHER DIRECTORSHIPS
------------------             ---           --------         -----------------------
Joel M. Greenblatt             40              1993           Managing  Partner of Gotham Capital III
                                                              Chairman  of the Board L.P.  ("Gotham")
                                                              and its predecessors since 1985. Gotham
                                                              is  a  private  investment  partnership
                                                              which  primarily  owns debt and  equity
                                                              securities  of  issuers  engaged  in  a
                                                              variety of  businesses.  Director since
                                                              August  1994,  of  Alliant  Techsystems
                                                              Inc.,  a  Delaware   corporation  which
                                                              supplies  weapons systems to the United
                                                              States military and its allies.

Daniel L. Nir                  37              1993           Manager of Sargeant  Capital  Ventures,
                                                              President   and   Treasurer  LLC  since
                                                              December  1997.   Managing  Partner  of
                                                              Gotham  since 1991 and general  partner
                                                              of Gotham prior thereto. Director since
                                                              August,  1994  of  Alliant  Techsystems
                                                              Inc.,  a  Delaware   corporation  which
                                                              supplies  weapons systems to the United
                                                              States military and its allies.

Edward B. Grier III            40              1993           Vice President of Gotham since 1991 and
Vice President                                                a limited partner of Gotham since
                                                              January 1, 1995.

-----------------------------------------------


BOARD OF DIRECTORS MEETINGS; COMMITTEES

         During the fiscal year ended March 31, 1998, the Board of Directors held one formal telephone meeting. Members of the Board frequently confer informally in person and by telephone and also take formal action by written consent. The Board of Directors believes that this procedure is sufficient to serve the current needs of the Corporation without undue expenses of frequent formal meetings. All Directors participated in all meetings.

         The Board of Directors does not have any standing audit, nominating or compensation committees or committees performing similar functions.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based solely on a review of Forms 3 and 4 and amendments thereto, furnished to the Corporation during the fiscal year ended March 31, 1998 and Forms 5 and amendments thereto furnished to the Corporation with respect to the fiscal year ended March 31, 1996, no director, officer or beneficial owner of more than 10% of the Corporation's equity securities failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal years ended March 31, 1998 and March 31, 1997.

REMUNERATION OF DIRECTORS AND OFFICERS

         Except as noted below, neither the Company's Chief Executive Officer nor any other executive officers of the Company (collectively the "Named Executives") received salary, bonus or other annual compensation for rendering services to the Company during the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996.

         During the fiscal years ended March 31, 1995 and March 31, 1996, pursuant to a Consulting Agreement dated as of September 30, 1993 between Bernard Zimmerman & Co., Inc. and the Windward Group, L.L.C., a principal stockholder of the Company, Bernard Zimmerman & Co. was paid an aggregate $36,000 for consulting services provided for the benefit of the Company. All such payments were made by the Windward Group, L.L.C. on behalf of the Company. They were recognized as an expense by the Company and treated as a contribution of Capital by Windward to the Company. No such payments were made during the fiscal year ended March 31, 1997 or March 31, 1998.

         During each of the three fiscal years ended March 31, 1996, March 31, 1997, and March 31, 1998 the Company paid to Jack C. Brown, Secretary and a Director, a monthly fee of $500 for administrative services that he renders to the Company. Such fee is on a month to month arrangement.

SUMMARY COMPENSATION TABLE

         As permitted by Item 402 of Regulation S-K, the Summary Compensation Table has been intentionally omitted as there was no compensation awarded to, earned by or paid to the Named Executives which is required to be reported in such Table for any fiscal year covered thereby.

OPTION/SAR GRANTS IN FISCAL YEAR ENDED MARCH 31, 1998

         No options or Stock appreciation rights were granted in the fiscal year ended March 31, 1998.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED
MARCH 31, 1997 AND FISCAL YEAR-END OPTION/SAR VALUES

         The Company has a stock option plan originally adopted by the Shareholders on June 12, 1978, and revised and approved by the Shareholders on June 13, 1983, September 21, 1987 and August 28, 1992. The Company currently has one outstanding Stock Option Agreement entered into pursuant to the Plan. The option's granted thereunder expire on September 21, 2002. The following table summarizes options exercised during fiscal year 1997 and presents the value of unexercised options held by the Named Executives at fiscal year end. There are currently no outstanding stock appreciation rights.

                                              VALUE OF UNEXERCISED NUMBER           IN-THE-MONEY
                       SHARES                       OF UNEXERCISED           OPTIONS/SAR'SOPTIONS/SAR'S
                       ACQUIRE       VALUE        AT FISCAL YEAR-END            AT FISCAL YEAR-END(D)
                     ON EXERCISE   REALIZED       (#)             (#)            ($)            ($)
NAME                      #           ($)     EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                 -----------   --------   -----------    -------------   -----------   -------------

Joel M. Greenblatt        0            0             0               0              0              0

Daniel L. Nir             0            0             0               0              0              0

Edward B. Grier, III      0            0             0               0              0              0

Jack C. Brown             0            0          15,000             0           45,000            0


LONG-TERM INCENTIVE PLANS - AWARDS IN FISCAL YEAR ENDED MARCH 31, 1998

         Not applicable.

COMPENSATION OF DIRECTORS

         The By-laws of the Company provide for Directors to receive a fee of $100 for each meeting of the Board of Directors which they attend plus reimbursement for reasonable travel expense. The Company paid $100 to Jack Brown for attendance at the annual meeting of Stockholders. No other fees were paid to Directors for meetings in fiscal year 1998.

         As discussed above, during the fiscal year ended March 31, 1998, the Company paid Jack C. Brown, Secretary and a Director, a monthly fee of $500 for administrative services that he renders to the Company.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

         The Board of Directors does not have any standing audit, nominating or compensation committees or any other committees performing similar functions. Therefore, there are no relationships or transactions involving members of the Compensation Committee during the fiscal year ended March 31, 1997 required to be reported pursuant to Item 402(j) of Regulation S-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

         The following table sets forth as of the record date the beneficial share ownership of each director and executive officer owning Common Stock, and of all officers and directors as a group.

                                                  AMOUNT AND
                                                   NATURE OF
BENEFICIAL                                        BENEFICIAL                         PERCENT
OWNER                                              OWNERSHIP                        OF CLASS
----------                                        ----------                        --------
The Windward Group, L.L.C.                         150,000 1                          29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Joel M. Greenblatt                                 150,000 2                          29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Daniel L. Nir                                      150,000 2                          29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Jack C. Brown                                       20,456 3                          4.02%
320 N. Meridian St.
Suite 818
Indianapolis, IN 46204

------------------------------------

        1 Includes 100,000 Shares subject to a currently exercisable Stock Warrant issued to the Windward Group L.L.C. pursuant to a Warrant Agreement dated September 24, 1986, and amended on July 6, 1992, August 28, 1992 and September 15, 1997.

        2 Includes 100,000 Shares subject to a currently exercisable Stock Warrant issued to the Windward Group L.L.C. pursuant to a Warrant Agreement dated September 24, 1986, and amended on July 6, 1992, August 28, 1992 and September 15, 1997. Ownership of Mr. Nir and Mr. Greenblatt is indirect as a result of their membership interest in The Windward Group, L.L.C. Mr. Nir and Mr. Greenblatt disclaim individual beneficial ownership of any common stock of the Company.

        3 Includes 15,000 shares subject to currently exercisable stock options granted on June 11, 1983, as amended, and expiring on September 21, 2002, with a per share exercise price of $3.00.

Edward B. Grier III                                        0                           *
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

All directors and
 officers as a group                                 170,456                          33.5%
(4 persons)
------------------------------------
*Less than 1%


No other person or group has reported that it is the beneficial owner of more than 5% of the outstanding Common Stock of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.



                                   ACCOUNTANT

         The Independent Auditor for the Corporation is the firm of Sallee & Company, Inc. which have been the accountants for the Corporation since its inception.

         A representative of Sallee & Company, Inc. is expected to be present at the annual meeting and will be provided an opportunity to make a statement should he or she desire to do so and to respond to appropriate inquiries from the Shareholders.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals to be considered for inclusion in next year's Proxy Statement must be received by the Corporation at its headquarters, 320 N. Meridian Street, Suite 818, in Indianapolis, Indiana, by the close of business on March 31, 1999, to be considered. Any proposal submitted will be subject to the rules of the Securities and Exchange Commission regarding Shareholder proposals.

                                  OTHER MATTERS

         The Board of Directors of the Corporation knows of no other matters to be presented for action at the meeting. If any other matters should properly come before the meeting or any adjournment thereof, such matters will be acted upon by the persons named as proxies in the accompanying proxy according to their best judgment in the best interests of the Corporation.

         All expenses of the solicitation of proxies will be paid by the Corporation. Officers, Directors and regular employees of the Corporation may also solicit proxies by telephone or telegram or by special calls. The Corporation may also reimburse brokers and other persons holding stock in their names or in names of their nominees for their expenses in forwarding proxies and proxy material to the beneficial owners of the Corporation's stock.

         The Annual Report to Shareholders, which contains financial statements for the year ended March 31, 1998 and other information concerning the operation of the Corporation, is enclosed herewith, but is not to be regarded as proxy soliciting materials.

         Each Shareholder is urged to complete, date, sign and return the enclosed proxy card in the envelope provided for that purpose. Prompt response is helpful and your cooperation will be appreciated.



                                        By Order of the Board of Directors,


                                        /s/ JACK C. BROWN
                                        --------------------------------------
                                        JACK C. BROWN,
                                        Secretary


DATED: October 1, 1998

                       THE ST. LAWRENCE SEAWAY CORPORATION
     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 12, 1998
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned appoints Edward B. Gier and Jack C. Brown as proxies, and each of them with full power of substitution, and hereby authorizes them to represent and to vote all of the shares of Common Stock of The St. Lawrence Seaway Corporation owned by the undersigned on October 2, 1998 at the Annual Meeting of Shareholders to be held on November 12, 1998, and at any adjournment thereof, on the matters and in the manner specified below.

        When properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder. Unless otherwise specified, the shares will be voted FOR Item 1. The shares represented by this proxy will be voted with respect to Item 2 in the discretion of the proxy holders.

              The Board of Directors recomends a vote FOR Item 1.

1. The following nominees will be voted for as directors: Joel M. Greenblatt, Daniel L. Nir, Jack C. Brown, Edward B. Gier

                          [ ] FOR          [ ] WITHHOLD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

        ----------------------------------------------------------------------
                 (Continued and to be signed on the other side)

2. In their discretion to vote upon such other business as may come before the meeting or any adjournment thereof.

   This proxy may be revoked at any time before it is exersised.

         PLEASE SIGN EXACTLY AND AS FULLY AS SHOWN ON THIS PROXY CARD.
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, personal represenative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



                             DATED                                        , 1998
                                  ----------------------------------------

                             Signature
                                      ------------------------------------------

                             Signature if held jointly
                                                      --------------------------

IMPORTANT: Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States.